                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 1, 2007

                                   SWMX, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                     333-130586                20-5296949
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(State or other jurisdiction       (Commission File            (IRS Employer
     of  incorporation)                 Number)             Identification  No.)

            1 Bridge Street
              Irvington, NY                                       10533
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(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (914) 406-8400

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          (Former name or former address, if changed since last report)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On June 7, 2007, SWMX, Inc. ("SWMX") announced anticipated preliminary financial results for its second quarter of fiscal year 2007, ending June 30,
2007, as well certain other information. A copy of the press release is attached hereto as Exhibit 99.1.

      The information set forth herein, including the exhibit attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities and
Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 5.02.  DEPARTURE   OF  DIRECTORS   OR  CERTAIN   OFFICERS;   ELECTION  OF
            DIRECTORS;   APPOINTMENT   OF   CERTAIN   OFFICERS;   COMPENSATORY
            ARRANGEMENTS OF CERTAIN OFFICERS.

      On June 7, 2007, SWMX issued a press release stating that on June 1, 2007,
Rick Boyko announced his resignation as a member of SWMX's board of directors. A copy of the press release is attached hereto as Exhibit 99.1.

      On June 7, 2007, SWMX issued a press release stating that on June 5, 2007,
William Figenshu announced his resignation from his position as chief operating officer of SWMX and of its wholly-owned subsidiary, SoftWave Media Exchange,
Inc., effective June 29, 2007. A copy of the press release is attached hereto as
Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.       Exhibits
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         99.1           Press Release of SWMX, Inc. dated June 7, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 7, 2007                       SWMX, INC.

                                         By: /s/ James Caci
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                                             James Caci
                                             Chief Financial Officer